UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (date of earliest event reported): July 13, 2023

Oncocyte Corporation

(Exact name of registrant as specified in its charter)

California	1-37648	27-1041563
(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification No.)

15 Cushing

Irvine, California 92618

(Address of principal executive offices, Zip Code)

(949) 409-7600

(Registrant’s telephone number, including area code)

N/A

(Former name or former address, if changed since last report)

Securities registered pursuant to Section 12(b) of the Exchange Act:

Title of each class	Trading Symbol	Name of each exchange on which registered
Common Stock, no par value	OCX	Nasdaq Stock Market LLC

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02 - Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

As previously disclosed in a Current Report on Form 8-K filed by Oncocyte Corporation (the “Company”) on June 9, 2023, the Company entered into an amended and restated employment agreement with Joshua Riggs, President and Chief Executive Officer of the Company, effective as of May 1, 2023 (the “2023 Employment Agreement”).

The 2023 Employment Agreement provides for (i) a base salary of $360,000 per annum (pro-rated for partial years), (ii) a target bonus opportunity equal to fifty percent (50%) of Mr. Riggs’ base salary, and (iii) eligibility to participate in employee benefit programs and plans offered by the Company. The 2023 Employment Agreement also provides that Mr. Riggs will receive the following equity awards under the Company’s 2018 Equity Incentive Plan (as amended from time to time, the “Plan”): (i) options to purchase 350,000 shares of Company common stock (the “Common Stock”), subject to certain time-based vesting requirements (the “CEO Grant”), and (ii) options to purchase an additional 800,000 shares of Common Stock, subject to certain performance-based and time-based vesting requirements (the “Performance Grant”), in each case as previously disclosed.

On July 13, 2023, the Company and Mr. Riggs entered into an amendment to the 2023 Employment Agreement (the “Amendment”), pursuant to which the Performance Grant was eliminated. The Company intends to consider granting additional performance-based options to Mr. Riggs if the Company’s shareholders approve an amendment to the Plan to eliminate the limitation on the number of shares of Common Stock that can be granted to any individual participant under the Plan during any one-year period. The terms of any such additional grant have not been determined by the Board of Directors or the Compensation Committee.

The foregoing description of the Amendment is not intended to be complete and is qualified in its entirety by the Amendment filed herewith as Exhibit 10.1 to this Current Report on Form 8-K and incorporated herein by reference.

Item 9.01 - Financial Statements and Exhibits.

(d) Exhibits.

Exhibit Number	Description
10.1	Amendment to Amended and Restated Employment Agreement, by and between the Company and Joshua Riggs, dated July 13, 2023.

104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ONCOCYTE CORPORATION

Date: July 14, 2023	By:	/s/ Joshua Riggs
Joshua Riggs
President and Chief Executive Officer